Commitments and Contingencies	12 Months Ended
Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies

Lease Guarantee

In connection with the spin-off by the Company of Facet Biotech Corporation (“Facet”), the Company entered into amendments to the leases for the Company’s former facilities in Redwood City, California, under which Facet was added as a co-tenant, and a Co-Tenancy Agreement, under which Facet agreed to indemnify the Company for all matters related to the leases attributable to the period after the spin-off date. In April 2010, Abbott Laboratories acquired Facet and later renamed the entity AbbVie Biotherapeutics, Inc. (“AbbVie”). If AbbVie were to default under its lease obligations, the Company could be held liable by the landlord as a co-tenant and, thus, the Company has in substance guaranteed the payments under the lease agreements for the Redwood City facilities. As of December 31, 2019, the total lease payments for the duration of the guarantee, which runs through December 2021, are approximately $22.6 million.

The Company prepared a discounted, probability weighted cash flow analysis to calculate the estimated fair value of the lease guarantee as of the spin-off. The Company was required to make assumptions regarding the probability of Facet’s default on the lease payment, the likelihood of a sublease being executed and the times at which these events could occur. These assumptions are based on information that the Company received from real estate brokers and the then-current economic conditions, as well as expectations of future economic conditions. The fair value of this lease guarantee was charged to Additional paid-in capital upon the spin-off and any future adjustments to the carrying value of the obligation will also be recorded in Additional paid-in capital.

The Company has recorded a liability of $10.7 million on its Consolidated Balance Sheets as of December 31, 2019 and 2018, related to this guarantee. In future periods, the Company may adjust this liability for any changes in the ultimate outcome of this matter that are both probable and estimable.

Irrevocable Letters of Credit

On June 30, 2016, the Company purchased a $75.0 million certificate of deposit, which is designated as cash collateral for the $75.0 million letter of credit issued on July 1, 2016 with respect to the first anniversary payment under the Noden Purchase Agreement. In addition, the Company provided an irrevocable and unconditional guarantee to Novartis, to pay up to $14.0 million of the remaining amount of the first anniversary payment not covered by the letter of credit. The Company concluded that both guarantees were contingent obligations and should be accounted for in accordance with ASC 450, Contingencies. Further, it was concluded that both guarantees did not meet the conditions to be accrued at June 30, 2016 and December 31, 2016. On July 3, 2017, the first anniversary payment of $89.0 million was paid pursuant to the Noden Purchase Agreement and the $14.0 million guarantee expired. On July 31, 2017, the $75.0 million certificate of deposit matured, and on August 1, 2017, the letter of credit terminated.

Purchase Obligations

Noden DAC and Novartis entered into a supply agreement pursuant to which Novartis will manufacture and supply to Noden DAC a bulk tableted form of the Noden Products and active pharmaceutical ingredient (“API”). In May 2019, Noden DAC and Novartis entered into an amended supply agreement pursuant to which Novartis will supply to Noden DAC a bulk tableted form of the Noden Products through 2020 and API through June 2021. The supply agreement may be terminated by either party for material breach that remains uncured for a specified time period. Under the terms of the amended supply agreement, Noden DAC is committed to purchase certain quantities of bulk product and API that would amount to approximately $61.7 million through June 2021, of which $39.8 million is committed over the next twelve months, which are guaranteed by the Company. While the supply agreement provides that the parties will agree to reasonable accommodations with respect to changes in firm orders, the Company expects that Noden DAC will meet the requirements of the supply agreement, unless otherwise negotiated.

LENSAR entered into various supply agreements for the manufacture and supply of certain components. The supply agreements commit LENSAR to a minimum purchase obligation of approximately $10.4 million over the next twenty-four months of which $9.6 million is due in the next 12 months, a portion of which are guaranteed by the Company. LENSAR expects to meet these requirements.

Escrow Receivable

On April 1, 2014, the Company entered into a note purchase agreement with Accel 300, a wholly-owned subsidiary of kaléo, Inc. (“kaléo”), pursuant to which the Company acquired $150.0 million of secured notes due 2029 (the “kaléo Note”). The kaléo Note was issued pursuant to an indenture between Accel 300 and U.S. Bank, National Association, as trustee, and was secured by 20% of net sales of its first approved product, Auvi-Q® (epinephrine auto-injection, USP) (known as Allerject® in Canada) and 10% of net sales of kaléo’s second proprietary auto-injector based product, EVZIO (naloxone hydrochloride injection) (the “kaléo Revenue Interests”), and a pledge of kaléo’s equity ownership in Accel 300.
On September 21, 2017, the Company entered into an agreement (the “kaléo Note Sale Agreement”) with MAMKangaroo Lender, LLC, a Delaware limited liability company (the kaléo Purchaser”), pursuant to which the Company sold its entire interest in the kaléo Note for an aggregate cash purchase price of $141.7 million.

Pursuant to the terms of the kaléo Note Sale Agreement, $1.4 million of the aggregate purchase price was deposited into an escrow account as a potential payment against certain contingencies. The escrow period ended on March 20, 2019 and the escrow agent released the entire $1.4 million to the Company.